UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 6, 2024

NORTHVIEW ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

delaware	001-41177	86-3437271
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

207 WEST 25TH ST., 9TH FLOOR

NEW YORK, NY 10001

(Address of principal executive offices and zip code)

(212) 494-9022

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Shares of common stock, par value $0.0001 per share	NVAC	The NASDAQ Stock Market LLC
Rights, each entitling the holder to receive one-tenth of one share of common stock	NVACR	The NASDAQ Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per whole share	NVACW	The NASDAQ Stock Market LLC

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on June 3, 2024, the Company received a delinquency notification letter from the staff (“Staff”) of the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) due to the Company’s non-compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”) as a result of the Company’s failure to timely file its Quarterly Report on Form 10-Q for the period ended March 31, 2024. The Listing Rule requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission (the “SEC”).

Further on September 12, 2024, the Company received a letter (the “Prior Notice”) from the Staff indicating the Company’s non-compliance with the Listing Rule as a result of the Company’s failure to timely file its Quarterly Report on Form 10-Q for the period ended June 30, 2024.

Additionally, the Nasdaq Staff previously notified the Company that the Staff had determined to grant the Company an exception to enable it to regain compliance with the Listing Rule. Pursuant to the terms of the exception, the Company must file the following on or prior to October 14, 2024:

●	The Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2024; and

●	The Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2024.

On October 9, 2024, the Company filed its Quarterly Report on Form 10-Q for the period ended March 31, 2024.

On October 15, 2024, the Company received a letter (the “Extension Notice”) from the Staff notifying the Company that it had partially regained compliance with the Listing Rule with respect to its filing of its Quarterly Report on Form 10-Q for the period ended March 31, 2024.

The Extension Notice also notified the Company that the Staff had determined to grant the Company a further exception to enable it to regain compliance with the Listing Rule. Pursuant to the terms of the exception, the Company must file its Quarterly Report on Form 10-Q for the period ended June 30, 2024 on or prior to November 18, 2024:

On November 15, 2024, the Company filed its Quarterly Report on Form 10-Q for the period ended June 30, 2024.

On November 21, 2024, the Company received a letter from the Staff notifying the Company that it had partially regained compliance with respect to its filing of its Quarterly Report on Form 10-Q for the period ended June 30, 2024, but that its Quarterly Report on Form 10-Q for the period ended September 30, 2024 remained outstanding, and therefore the Company remained non-compliant with the Rule.

On December 6, 2024, the Company received a delinquency notification letter (the “Deficiency Notice”) from the Staff due to the Company’s non-compliance with the Listing Rule as a result of the Company’s failure to timely file its Quarterly Report on Form 10-Q for the period ended September 30, 2024.

This Deficiency Notice has no immediate effect on the listing of the Company’s securities on Nasdaq. However, if the Company fails to timely regain compliance with the Rule, the Company’s securities will be subject to delisting from Nasdaq.

The Deficiency Notice provides that the Company has 60 calendar days, or until February 4, 2025, to submit to Nasdaq a plan to regain compliance with the Listing Rule. If Nasdaq accepts the Company’s plan, then Nasdaq may grant the Company up to 180 days, or until May 19, 2025, to regain compliance. If Nasdaq does not accept the Company’s plan, then the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel.

The Company is working diligently to complete its Form 10-Q for the period ended September 30, 2024. and expects to file its Form 10-Q within the 60-day period described above, which would eliminate the need for the Company to submit a formal plan to regain compliance. As required under Nasdaq Listing Rule 5810(b), the Company issued a press release on December 11, 2024, announcing that it had received the Notice. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Item 8.01. Other Events.

Nasdaq Rule 5815 was amended effective October 7, 2024 to provide for the immediate suspension and delisting for failure to meet the 36-month requirement in Nasdaq Rule IM 5101-2(b) (the “Business Combination Deadline Rule”). The Business Combination Deadline Rule requires that any special purpose acquisition company, such as the Company, must within 36 months of the effectiveness of its registration statement for its IPO (the “IPO Registration Statement”), or such shorter period that the Company specifies in its registration statement, must complete one or more business combinations having an aggregate fair market value of at least 80% of the value of the deposit account (excluding any deferred underwriters fees and taxes payable on the income earned on the deposit account) at the time of the agreement to enter into the initial combination. Any company that does not comply with this requirement is subject to immediate delisting and suspension of its securities from listing on Nasdaq. The date that is 36 months following the effectiveness of the Company’s IPO Registration Statement is December 20, 2024.

The Company will file a current report on Form 8-K disclosing the details and timing of cessation of trading following any receipt of a notice from Nasdaq setting out the terms of suspension and delisting of the Company’s securities from trading on its exchange.

The Company has applied to have our common stock, our rights and our warrants traded on the OTCQB. Such application has not yet been approved and there is no guarantee that such approval with be granted or when. If the Company is not able to list such securities on another approved national securities exchange or over-the-counter market during the extension period, we could face significant material adverse consequences, including: (i) a limited availability of market quotations for the shares of common stock; (ii) reduced liquidity for the common stock; and (iii) a decreased ability to issue additional securities or obtain additional financing in the future.

We do not expect such a delisting to impact our ability to consummate the previously announced business combination pursuant to the Merger Agreement and Plan of Reorganization, dated as of November 7, 2022, by and among the Company, NV Profusa Merger Sub, Inc. and Profusa, Inc (the “Profusa Business Combination”). Regardless of where our securities are traded, the surviving Company will apply to list its securities on Nasdaq upon consummation of the Profusa Business Combination. However, if the Profusa Business Combination is not consummated, such a suspension or delisting will have a material adverse impact on our ability to locate another target for an initial business combination, and would likely cause us to enter liquidation. If we are required to liquidate, our shareholders would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our common stock, warrants and rights following such a transaction, and our warrants and rights would expire worthless.

Forward-Looking Statements

This Form 8-K contains forward-looking statements, including statements about the financial condition, results of operations, earnings outlook and prospects of the Company. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the Company’s management and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These factors include, without limitation, our ability to respond in a timely and satisfactory matter to the inquiries by Nasdaq, our ability to regain compliance with the Listing Rule and our ability to become current with our reports with the SEC. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to our filings with the SEC. Forward-looking statements represent management’s current expectations and are inherently uncertain. Except to the extent required by applicable law, we do not undertake any obligation to update or revise forward-looking statements made by us to reflect subsequent events or circumstances.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
99.1	Press Release dated December 11, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHVIEW ACQUISITION CORP.

Dated: December 11, 2024	By:	/s/ Fred Knechtel
	Name:	Fred Knechtel
	Title:	Chief Financial Officer

4